UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 24, 2018

WESTERN URANIUM CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Ontario, Canada	000-55626	98-1271843
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

330 Bay Street, Suite 1400, Toronto, Ontario, Canada	M5H 2S8
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (970) 864-2125

N/A
(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

☑  Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

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Item 3.02 Unregistered Sales of Equity Securities.

On September 24, 2018, Western Uranium Corporation (“Western” or the “Company”) granted an aggregate of 983,000 options (the “Options”) to purchase common shares to several officers, directors and consultants of Western under the Company’s Incentive Stock Option Plan. The Option exercise price was set at CAD$2.15 based upon the closing prices on both the date of the grant and the prior trading day. Each option has a five-year term commencing on the vesting date and vesting equally in three installments beginning on September 24, 2018 and thereafter on October 31, 2018, and March 31, 2019. The Company granted the Options in reliance on the exemption from registration provided by Section 4(a)(2) of the U.S. Securities Act of 1933, as amended.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information set forth above under Item 3.02 is incorporated herein by reference. On September 24, 2018, Western granted 250,000 Options to Robert Klein, Chief Financial Officer of the Company. George Glasier, Western’s Chief Executive Officer and largest shareholder, chose to decline his 2018 stock option grant, requesting instead that those options be reallocated to further incentivize the Western team.

Item 8.01. Other Events.

On September 27, 2018, Western issued the accompanying news which provides updates concerning (1) recent trends in rising uranium and vanadium commodity prices; (2) plans to change the Company’s name from Western Uranium Corporation to Western Uranium & Vanadium Corp., which is expected to become effective on or about October 1, 2018; (3) the Company’s grant of an aggregate of 983,000 Options to officers, directors, and consultants of Western under the Company’s Incentive Stock Option Plan, as referenced in Items 3.02 and 5.02 above; and (4) the attendance of Western’s CEO and CFO The MicroCap Conference at the Essex House in New York City on October 1 and 2, 2018. The news release is filed herewith as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release dated September 27, 2018

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 28, 2018	WESTERN URANIUM CORPORATION

	By:	/s/ Robert Klein
Robert Klein Chief Financial Officer

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